POWER OF ATTORNEY
                                -----------------
                                 (QFC Form 10-K)



          The undersigned, an officer and/or director of Quality Food Centers, Inc., a Washington corporation (the "Company"), does hereby constitute and appoint Kenneth Thrasher, Marc W. Evanger, David R. Jessick and James C. Aalberg, and each of them, the undersigned's true and lawful attorney and agent, to do any and all acts and things and execute in the undersigned's name as an officer or director of the Company the Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 27, 1998.



                                     ROGER A. COOKE
                                     -------------------------------------------
                                     Roger A. Cooke

                                POWER OF ATTORNEY
                                -----------------
                                 (QFC Form 10-K)


          The undersigned, an officer and/or director of Quality Food Centers, Inc., a Washington corporation (the "Company"), does hereby constitute and appoint Kenneth Thrasher, Marc W. Evanger, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, the undersigned's true and lawful attorney and agent, to do any and all acts and things and execute in the undersigned's name as an officer or director of the Company the Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 27, 1998.



                                     ROBERT G. MILLER
                                     -------------------------------------------
                                     Robert G. Miller

                                 POWER OF ATTORNEY
                                -----------------
                                 (QFC Form 10-K)


          The undersigned, an officer and/or director of Quality Food Centers, Inc., a Washington corporation (the "Company"), does hereby constitute and appoint Marc W. Evanger, Roger A. Cooke, David R. Jessick and James C. Aalberg, and each of them, the undersigned's true and lawful attorney and agent, to do any and all acts and things and execute in the undersigned's name as an officer or director of the Company the Annual Report on Form 10-K and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents and each of them shall do or cause to be done by virtue hereof. Any one of said attorneys or agents shall have, and may exercise, all powers conferred.

          Dated: March 27, 1998.



                                     KENNETH THRASHER
                                     -------------------------------------------
                                     Kenneth Thrasher